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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): June 3, 1999 (May 27, 1999)

                              Dyersburg Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Tennessee                     1-11126                  62-0188460
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)

                   1315 Phillips Street
                      P.O. Box 767
                   Dyersburg, Tennessee                          38024
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          (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (901) 285-2323
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On May 27, 1999, the Board of Directors of Dyersburg Corporation (the "Company") declared a distribution of one stock purchase right (a "Right") for each outstanding share of the Company's common stock, par value $.01 per share (the "Company Common Stock"), to shareholders of record at the close of business on June 14, 1999 and for each share of Company Common Stock issued thereafter. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share (a "Unit") of Series A Junior Preferred Stock, no par value (the "Preferred Stock"), at a purchase price of $12.00 per Unit, subject to adjustment. The description and terms and conditions of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated June 3, 1999 by and between the Company and SunTrust Bank, Atlanta, N.A., as Rights Agent, a copy of which is filed herewith as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits:

         3 Dyersburg Corporation's Amended and Restated Charter (restated electronically for SEC filing purposes only).

         4 Rights Agreement, dated June 3, 1999, between Dyersburg Corporation and SunTrust Bank, Atlanta, N.A., including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B).

         99       Press Release dated June 3, 1999.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        DYERSBURG CORPORATION

                                        By:  /s/ William S. Shropshire, Jr.
                                             -----------------------------------
                                             Name: William S. Shropshire, Jr.
                                                   -----------------------------
                                             Title: Executive Vice President and
                                                    ----------------------------
                                                    Chief Financial Officer
                                                    ----------------------------
Date: June 3, 1999



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                                  Exhibit Index

    Exhibit No.                         Description
    -----------                         -----------

         3 Dyersburg Corporation's Amended and Restated Charter (restated electronically for SEC filing purposes only).

         4 Rights Agreement, dated June 3, 1999, between Dyersburg Corporation and SunTrust Bank, Atlanta, N.A., including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B).

         99       Press Release dated June 3, 1999.







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